UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           __________________________


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): April 27, 2005

                                   __________


                             SIGA Technologies, Inc.
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)

            Delaware                    0-23047                13-3864870
            --------                    -------                ----------
 (State or other Jurisdiction of    (Commission File        (I.R.S. Employer
 Incorporation or Organization)         Number)           Identification Number)


    420 Lexington Avenue, Suite 408, New York, New York               10170
    ---------------------------------------------------               -----
        (Address of Principal Executive Offices)                    (Zip Code)


                                 (212) 672-9100
                                 --------------
              (Registrant's telephone number, including area code)

ITEM 1.01.    Entry Into A Material Definitive Agreement
              ------------------------------------------

      On April 27, 2005, SIGA Technologies, Inc., a Delaware corporation ("SIGA"), entered into a Service Agreement, dated as of April 27, 2005, between SIGA and TransTech Pharma, Inc., a Delaware corporation ("TransTech"), a copy of which is filed herewith as Exhibit 10.1. The Service Agreement provides that TransTech shall provide assistance with the pre-IND toxicology and safety pharmacology and chemical manufacturing and control studies required for SIGA's IND application for a proprietary compound. TransTech is a significant stockholder of SIGA, and the President and Chief Executive Officer of TransTech is a member of SIGA's board of directors. In addition, SIGA and TransTech are parties to a drug discovery collaboration agreement.

      On April 29, 2005, SIGA entered into a Master Security Agreement, dated as of April 29, 2005, between General Electric Capital Corporation ("GE") and SIGA, a copy of which is filed herewith as Exhibit 10.2. Under the Master Security Agreement, SIGA will grant to GE a security interest in and against certain property to secure equipment financed through GE. As of the date hereof, no equipment has been so financed.

ITEM 9.01.    Financial Statements and Exhibits
              ---------------------------------

(c)   Exhibits

      Exhibit No.    Description
      -----------    -----------

      10.1 Service Agreement, dated as of April 27, 2005, between SIGA Technologies, Inc. and TransTech Pharma, Inc.

      10.2 Master Security Agreement, dated as of April 29, 2005, between General Electric Capital Corporation and SIGA Technologies, Inc.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SIGA TECHNOLOGIES, INC.


                                    By: /s/ Thomas N. Konatich
                                       -----------------------------
                                       Thomas N. Konatich
                                       Chief Financial Officer

Date: May 3, 2005

                                  EXHIBIT INDEX
                                  -------------

      Exhibit No.    Description
      -----------    -----------

      10.1 Service Agreement, dated as of April 27, 2005, between SIGA Technologies, Inc. and TransTech Pharma, Inc.

      10.2 Master Security Agreement, dated as of April 29, 2005, between General Electric Capital Corporation and SIGA Technologies, Inc.